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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our reports dated February 14, 2003 relating to the financial statements and financial statement schedule of Advanstar Communications Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
October 8, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS